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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 3, 1997



                             THE ENSTAR GROUP, INC.
             (Exact name of registrant as specified in its charter)

           GEORGIA                     0-07477                   63-0590560
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
incorporation or organization)                               Identification No.)

                        172 COMMERCE STREET - 3RD FLOOR
                           MONTGOMERY, ALABAMA 36104
   (Address, including zip code, of registrant's principal executive offices)

                                 (334) 834-5483
             (Telephone number, including area code, of registrant)

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         (Former name or former address, if changed since last report)

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ITEM 2.           ACQUISITIONS OR DISPOSITIONS OF ASSETS.

     The Enstar Group, Inc. (the "Company") sold, through market transactions by First Union Brokerage Services, Inc., 129,000 shares of common stock of First Union Corporation ("First Union") at an average price of $97.53 on July 3, 1997, 47,300 shares of common stock of First Union at an average price of $97.25 on July 7, 1997 and 10,000 shares of common stock of First Union at a price of $96.75 on July 8, 1997 (together, the "Sale"). First Union Brokerage Services, Inc. is an affiliate of First Union. The Sale resulted in total proceeds, net of commissions, to the Company of approximately $18.1 million. The proceeds of the Sale will be used to repay approximately $18.1 million of indebtedness owed to First Union National Bank of Georgia that was incurred by the Company in October 1996 in order to make final distributions to creditors under the Company's bankruptcy plan. The Company originally acquired the shares of common stock of First Union in connection with the sale of American Savings of Florida, F.S.B. to First Union in July 1995. Following the Sale, the Company holds 667,123 shares of common stock of First Union. The Company issued a press release regarding the sale on July 8, 1997. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 5.           OTHER EVENTS.

     On July 9, 1997, the Company issued a press release announcing a Stock Repurchase Program under which the Company will repurchase up to $5 million of the Company's common stock. A copy of such press release is attached hereto as
Exhibit 99.2.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (C)      EXHIBITS

Exhibit
   No.       Description
-------      -----------
99.1              --            Press Release dated July 8, 1997

99.2              --            Press Release dated July 9, 1997



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE ENSTAR GROUP, INC.
                                             (Registrant)

Date: July 10, 1997                     By: /s/ Nimrod T. Frazer
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                                           Nimrod T. Frazer
                                           Chairman, President, and
                                           Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit                                                     Sequentially
  No.                         Exhibit                       Numbered Page
-----                         -------                       -------------
99.1        --            Press Release dated July 8, 1997

99.2        --            Press Release dated July 9, 1997



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